UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

____________________________________________________

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)

August 26, 2020
____________________________________________________

Splunk Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-35498	86-1106510
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

270 Brannan Street
San Francisco, California 94107
(Address of principal executive offices, including zip code)

(415) 848-8400
(Registrant’s telephone number, including area code)
____________________________________________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share	SPLK	The NASDAQ Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02                                Results of Operations and Financial Condition.

On August 26, 2020, Splunk Inc. (the "Company") issued a press release announcing its financial results for the fiscal second quarter ended July 31, 2020. A copy of the press release is furnished herewith as Exhibit 99.1 and is incorporated herein by reference.

The Company also posted supplemental material dated August 26, 2020, on the “Events and Presentations” section of its website (http://investors.splunk.com). Except as specifically noted herein, information on the Company’s website is not, and will not be deemed to be, a part of this Current Report on Form 8-K or incorporated into any other filings the Company may make with the Securities and Exchange Commission.

The information contained herein and in the accompanying exhibit shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or incorporated by reference in any filing under the Securities Act of 1933, as amended, regardless of any general incorporation language in such filing, unless expressly incorporated by specific reference in such filing.

Item 5.02                                Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

On August 26, 2020, the Company's Board of Directors (the "Board") increased the authorized number of directors on the Board to 10 and appointed Sean Boyle to serve as a member of the Board. The Board also appointed Mr. Boyle to the Audit Committee of the Board. All such appointments were effective immediately. Mr. Boyle will serve in the class of directors whose term expires at the 2021 Annual Meeting of Stockholders.

There are no arrangements or understandings between Mr. Boyle and any other persons pursuant to which he was elected as a director. Mr. Boyle has no direct or indirect material interest in any transaction required to be disclosed pursuant to Item 404(a) of Regulation S-K.

Mr. Boyle will receive compensation for his service pursuant to the Company’s non-employee director compensation program substantially as disclosed in the Company’s proxy statement with respect to the Company’s 2020 Annual Meeting of Stockholders, as filed with the Securities and Exchange Commission on April 28, 2020.

A copy of the press release announcing the changes to the Board is filed as Exhibit 99.2 to this Current Report on Form 8-K.

Item 9.01                                Financial Statements and Exhibits.

(d)                                Exhibits

Exhibit Number	Description

99.1	Press release issued by Splunk Inc. dated August 26, 2020.
99.2	Press release issued by Splunk Inc. dated August 26, 2020.
104	Cover Page Interactive Data File – the cover page XBRL tags are embedded within the Inline XBRL document

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: August 26, 2020

SPLUNK INC.

	By:	/s/ Jason Child
Jason Child
Senior Vice President and Chief Financial Officer

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